LIBERTY ALL[star]STAR GROWTH FUND, INC.


NEW YORK STOCK EXCHANGE TRADING SYMBOL: ASG

FUND MANAGER

Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts 02210-2214
1-617-722-6036
Internet: http://www.lamco.com

INDEPENDENT AUDITORS

KPMG Peat Marwick llp
99 High Street
Boston, Massachusetts 02110

CUSTODIAN

Boston Safe Deposit & Trust Company
One Cabot Road
Medford, Massachusetts 02155

INVESTOR ASSISTANCE,
TRANSFER AND DIVIDEND
DISBURSING AGENT AND REGISTRAR

State Street Bank and Trust Company
P.O. Box 8200, Boston, Massachusetts 02266-8200
1-800-LIB-FUND (1-800-542-3863)

LEGAL COUNSEL

Bingham, Dana & Gould
150 Federal Street
Boston, Massachusetts 02110

DIRECTORS

Robert J. Birnbaum*
Harold W. Cogger
James E. Grinnell*
Richard W. Lowry*

OFFICERS

Harold W. Cogger, Chairman of the Board of Directors
Richard R. Christensen, President & Chief Executive Officer
William R. Parmentier, Jr., Vice President & Chief Investment Officer Timothy J. Jacoby, Treasurer
Peter L. Lydecker, Controller
John L. Davenport, Secretary

*Member of the audit committee.


Liberty Asset Management Company, the Fund's manager, is one of the Liberty Financial Companies (NYSE: L).


[logo] LIBERTY
       FINANCIAL

[recycled symbol] Printed on Recycled Paper with Soybean Inks D/75m/10-96


[logo] LIBERTY ALL[star]STAR
       GROWTH FUND, Inc.


3rd
Quarter Report
1996

                   LIBERTY ALL[star]STAR GROWTH FUND, INC.

Third Quarter Report
Chairman's Letter


To Our Fellow Shareholders:                                      November 1996



The net asset value (NAV) of a common share of the Fund rose from $11.31 on June 30, 1996 to $11.90 on September 30, 1996. The market price of a share of the Fund traded in a range from $8.375 to $9.75 before closing the quarter at $9.75. The ending price represented a discount to NAV of 18.1 percent compared with a discount to NAV of 14.9 percent on June 30, 1996. Key investment results and comparisons are noted in the box.



*******************************[boxed text]******************************
Fund Performance for the third quarter and nine months ended September
30, 1996. Figures shown for the Fund and the Lipper Growth Mutual Fund Average are total returns, which include income, less fees and other operating expenses. Figures shown for the unmanaged S&P 500 and Dow Jones indices are total returns including income, and for the unmanaged NASDAQ Index are total returns excluding income.
                                              Third           Latest
                                             Quarter       Nine Months
                                          -------------  ----------------
Liberty All-Star Growth Fund, Inc.:
 Shares Valued at Net Asset Value              5.2%            12.8%
 Shares Valued at Market Price
    (Dividends Reinvested)                     1.3%             4.0%
Lipper Growth Mutual Fund Average              2.9%            13.2%
S&P 500 Stock Index                            3.1%            13.5%
Dow Jones Industrial Average                   4.6%            16.8%
Nasdaq Composite Index                         3.5%            16.6%
Fund's Closing Price Range                    $9.75 to         $9.75 to
                                              $8.50            $8.50
Fund's Discount Range                         14.5% to          8.0% to
                                              19.9%            19.9%
**************************************************************************



The stock market continued its advance for the seventh quarter in a row. As the box at the left shows, the Fund's net asset value was up 5.2 percent, which compares favorably with 2.9 percent for the Lipper Growth Mutual Fund Average (the Fund's primary benchmark comparison) and 3.1 percent for the S&P 500 Stock Index. For the nine months of 1996, the Fund's net asset value was up 12.8 percent compared with 13.2 percent for the Lipper Average and 13.5 percent for the S&P 500.



The broad market correction which began about the end of May bottomed out in July. Then the market rebounded to levels above the previous highs by the end of the third quarter and also set new highs in October. Richard Christensen's President's Letter, which follows, provides additional perspective.



Please note the announcement on page 4 of the annual distribution of $1.02 per share, nearly all of which is net realized capital gains. The distribution has been declared by the Board of Directors payable in newly issued shares to all shareholders except those non-participants in the Dividend Reinvestment Plan who specifically elect to take the distribution in cash by signing and returning an option card. In this way, all shareholders will have the opportunity to reinvest their capital gains in the Fund so that these gains can build additional value through compounding.



Sincerely,
/s/ Harold W. Cogger
Harold W. Cogger
Chairman of the Board of Directors
Liberty All-Star Growth Fund, Inc.

                   LIBERTY ALL[star]STAR GROWTH FUND, INC.

Third Quarter Report
President's Letter


To Our Fellow Shareholders:                                      November 1996



This summer's market correction was noteworthy mainly in the quickness of the rebound to new highs. The S&P 500 Stock Index peaked at 679 on May 24, dropped to 627 on July 24, then rose to a new high of 687 on September 30. So, the depth of the correction was nearly eight percent over a period of two months, and within only about another two months the market was back to new highs and it set several additional highs in the first half of October. The Nasdaq Composite Index showed a comparable pattern except that its depth of correction at 17 percent was about twice that of the S&P 500.

In the semi-annual report, we pointed out that the S&P 500 had not had a correction of as much as 10 percent in the nearly six year period since 1990, the longest such period without such a correction in the 40 year history of the S&P 500 Stock Index. That record is still intact.

The bull market appears also to remain intact, but at these levels it is vulnerable to negative surprises in corporate earnings, inflation, interest rates and political developments.

The table below shows all the corrections of more than seven percent in the S&P 500 for the approximately ten year period beginning in January 1987. In the four years 1987 through 1990, we had three such corrections, including the Crash of '87 and the severe correction of '90. In the six years since 1990, we have had only two such corrections, both mild compared with those of 1987 and 1990. The 1996 correction had the shortest recovery time of all five corrections.

     Year            Depth of         Correction Time      Recovery Time          Total Time
  Correction     Correction (from      (from peak to      (from trough to       (from previous
     Began        peak to trough)         trough)            new peak)        peak to new peak)
 -------------- -------------------  ------------------- ------------------ ----------------------
     1987               34%                  3 months            20 months            23 months
     1989               10                   4                    4                    8
     1990               20                   3                    4                    7
     1994                9                   2                   10                   12
     1996                8                   2                    2                    4

Provident Investment Counsel, Inc., which is one of the Fund's three Portfolio Managers, is the subject of the manager interview beginning on page
6. Jeff Miller, Managing Director, discusses the firm's investment philosophy and decision making process as well as recent changes in the portfolio.


Sincerely,
/s/ Richard R. Christensen
Richard R. Christensen
President and Chief Executive Officer
Liberty All-Star Growth Fund, Inc. and
Liberty Asset Management Company

Commentary

Managers' Differing Investment Styles
Are Reflected in Portfolio Characteristics


The Portfolio Characteristics table on this page is a regular feature of the Fund's shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund's three Portfolio Managers. These differences are a reflection of the fact that each pursues an individual Investment Style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the entire S&P 500 Stock Index.



The Investment Styles practiced by the Fund's three Portfolio Managers are:



Mississippi Valley Advisors Inc. (MVA)
Small capitalization growth companies that sell at a reasonable current price relative to anticipated future earnings.


Oppenheimer Capital
Contrarian holdings being overlooked and undervalued by investors.

Provident Investment Counsel, Inc.
Large capitalization companies with fast growing earnings and bright prospects.

Portfolio Characteristics
As of
September 30, 1996


                                                                               Total         S&P
                                     MVA       Oppenheimer      Provident       Fund      500 Index
                                   -------------------------  --------------  --------- --------------
Weighted Average Market
   Capitalization (billions)        $ 1.2         $18.1           $23.2        $14.4        $35.6
 ================================  =========================  ==============  ========= ==============
Number of Holdings                     70            31              47          145          500
 ================================  =========================  ==============  ========= ==============
Percent of Holdings
   in S&P 500                         7.3%         70.6%           68.6%        49.4%          --
 ================================  =========================  ==============  ========= ==============
Dividend Yield                        0.8%          1.6%            0.6%         1.0%         2.2%
 ================================  =========================  ==============  ========= ==============
Average Price/
   Earnings Ratio                    18.4x         13.3x           30.6x        18.6x        18.6x
 ================================  =========================  ==============  ========= ==============
Average Price/
   Book Value Ratio                   2.2x          2.4x            6.0x         2.9x         3.1x
 ================================  =========================  ==============  ========= ==============
Average Five-Year
   Earnings Per Share Growth           23%           30%             28%          28%          21%
 ================================  =========================  ==============  ========= ==============

                   LIBERTY ALL[star]STAR GROWTH FUND, INC.


Annual Distribution Declared



On November 6, the Board of Directors declared the annual distribution which, when combined with a distribution declared in September, will total $1.02 per share, almost all of which will consist of net realized capital gains. The distribution has been declared payable in newly issued shares to all shareholders except those non-participants in the Dividend Reinvestment Plan who specifically elect ("opt-out") to take the distribution in cash by signing and returning an option card. The shares will be valued at the lower of market value or net asset value (but not at a discount of more than five percent from market value).



 The combined distribution will be payable on December 27, 1996 to shareholders of record on November 20, 1996. Shortly after the record date, a mailing will go out to all registered shareholders who are not participating in the Dividend Reinvestment Plan. The mailing will include an option card, which must be signed and returned by December 17, 1996 if the shareholder wishes to receive the distribution in cash. No action is required to receive the dividend in shares. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee should contact their brokerage firm, bank or nominee as to whether they want the distribution in shares or cash.



 By taking newly issued shares, shareholders are able to reinvest their capital gains in the Fund so that these gains can build additional value through compounding.



Major Stock Changes in the Third Quarter



The following are the major ($300,000 or more) stock changes--both additions and reductions--that were made in the Fund's portfolio during the third quarter of 1996.
                                                  Shares
                                   -------------------------------------
                                                                 Held
Security Name                       Additions    Reductions    9/30/96
 --------------------------------- ------------ ------------- ----------
AES Corp.                             12,000                    12,000
Cityscape Financial Corp.             23,400                    23,400
Mirage Resorts                        24,000                    24,000
R. R. Donnelley & Sons Co.            10,000                    35,000
Research Medical, Inc.                25,000                    25,000
Safeway, Inc.                         18,000                    18,000
Tejas Gas Corp.                       10,700                    10,700
Tidewater, Inc.                       10,000                    10,000
Triton Energy Group Corp.              7,000                    27,000
Weatherford Enterra, Inc.             17,538                    17,538

Alco Standard Corp.                                (12,000)          0
American RE Corp.                                  (18,000)          0
Automatic Data Processing, Inc.                    (24,000)          0
Barrett Resources Corp.                            (10,200)          0
Flowers Industries, Inc.                           (23,000)     32,000
Hewlett-Packard Co.                                 (9,000)          0
Murphy Oil Corp.                                    (8,000)      9,000
Palmer Wireless, Inc.                              (18,000)          0
Sonoco Products Co.                                (22,000)          0
3Com Corp.                                         (18,000)          0
Unilever NV ADR                                     (8,000)          0
United Companies Financial Corp.                    (8,000)     15,500
United Healthcare Corp.                            (13,000)          0
U.S. Robotics Corp.                                (16,000)          0


**********************************[boxed text]********************************
Dividend Reinvestment Plan


Through its Automatic Dividend Reinvestment and Cash Purchase Plan (the
Plan), the Fund offers shareholders the opportunity to have their dividends and distributions automatically reinvested in additional shares of the Fund. Each registered shareholder is considered a participant in the Plan, unless the shareholder elects otherwise.


Participating shareholders are kept apprised of the status of their account through periodic statements.

For more information or for a copy of the Plan brochure please call Investor Assistance toll-free at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 AM and 5 PM Eastern time.
******************************************************************************

                   LIBERTY ALL[star]STAR GROWTH FUND, INC.

Top 50
Holdings
As of
September 30, 1996


         Rank
         as of                                                     Value     Percent of
Rank    6/30/96  Security Name                                     ($000)    Net Assets
-----  ---------  ----------------------------------------------- --------  -------------
 1          1    Microsoft Corp.                                   $2,638       2.0%
 2          3    Federal Home Loan Mortgage Corp.                   2,349       1.7
 3          2    Federal National Mortgage Assoc.                   2,093       1.6
 4          5    Pfizer, Inc.                                       1,978       1.5
 5          4    First Data Corp.                                   1,892       1.4
 6          8    Monsanto Co.                                       1,825       1.4
 7          6    Citicorp                                           1,813       1.3
 8         12    Computer Associates International, Inc.            1,793       1.3
 9         22    Intel Corp.                                        1,718       1.3
10         11    LucasVarity PLC-ADR*                               1,654       1.2
11          7    Oracle Corp.                                       1,622       1.2
12         14    ACE, Limited                                       1,586       1.2
13         10    McDonnell Douglas Corp.                            1,575       1.2
14         17    Travelers Group, Inc.                              1,474       1.1
15         30    MBNA Corp.                                         1,460       1.1
16         34    AFLAC, Inc.                                        1,420       1.1
17         20    Countrywide Credit Industries, Inc.                1,409       1.0
18         37    SunGard Data Systems, Inc.                         1,404       1.0
19         15    EXEL Limited                                       1,390       1.0
20         28    Hercules, Inc.                                     1,369       1.0
21         13    Cisco Systems, Inc.                                1,365       1.0
22         24    Lockheed Martin Corp.                              1,352       1.0
23         21    Morgan Stanley Group, Inc.                         1,343       1.0
24         16    HFS, Inc.                                          1,338       1.0
25         29    Arrow Electronics, Inc.                            1,335       1.0
26         27    Mellon Bank Corp.                                  1,304       1.0
27         31    Wells Fargo & Co.                                  1,300       1.0
28         35    Medtronic, Inc.                                    1,283       1.0
29         19    AMR Corp.                                          1,274       0.9
30         60    Telefonakteibolaget LM Ericsson, Class B, ADR      1,269       0.9
31         32    Merck & Co. Inc.                                   1,267       0.9
32         23    Dole Foods, Inc.                                   1,260       0.9
33          9    Transamerica Corp.                                 1,258       0.9
34         55    May Department Stores Co.                          1,216       0.9
35         44    Triton Energy Corp.                                1,208       0.9
36         25    Sprint Corp.                                       1,166       0.9
37         38    Champion International Corp.                       1,147       0.9
38         48    Progressive Corp.                                  1,145       0.8
39         41    Caterpillar, Inc.                                  1,131       0.8
40         56    R.R. Donnelley & Sons Co.                          1,129       0.8
41         40    PMI Group, Inc.                                    1,116       0.8
42         47    Nokia Corp. ADR                                    1,106       0.8
43         36    Freeport-McMoRan Copper & Gold, Inc., Class A      1,094       0.8
44         39    General Electric Co.                               1,092       0.8
45         45    Gillette Co.                                       1,082       0.8
46         50    Amgen, Inc.                                        1,073       0.8
47         70    British Sky Broadcasting Group ADR                 1,045       0.8
48         26    Motorola, Inc.                                     1,033       0.8
49        115    Zebra Technologies Corp., Class A                  1,017       0.8
50         42    American International Group, Inc.                 1,008       0.7


*Formerly Varity Corp.--name changed due to merger with Lucas Industries PLC.

                   LIBERTY ALL[star]STAR GROWTH FUND, INC.


[photo]
JEFFREY J. MILLER
Provident Investment Counsel, Inc.



Manager Interview



Sustainable Earnings Growth: The Tailwind Behind Long-Term Outperformance



Liberty All-Star Growth Fund continues its series of portfolio manager interviews.



Provident Investment Counsel, Inc. is one of the Fund's three portfolio managers. Provident invests in mid to large capitalization companies with fast growing earnings and bright prospects. Provident believes that companies with quality financial characteristics and accelerating sales and profit growth will provide superior stock returns. Stocks held typically have high profit margins and return on equity and price/earnings ratios less than their predicted growth rates. We recently had the opportunity to talk with Jeffrey
J. Miller, Provident's Managing Director. The Fund Manager, Liberty Asset Management Company (LAMCO), serves as the moderator for the interview.


[boxed paragraph]
The views expressed in this interview represent the manager's views at the time of the discussion and are subject to change.


LAMCO: Since this is your first interview for the Fund, perhaps a good place to start would be a review of Provident's investment philosophy and style.



Miller: First and foremost we believe that active investment management adds value, as opposed to passive index investing. Over the past two years, it has been difficult to demonstrate that because of the very good performance by the very large cap segment of the market place, which has driven the indexes to the record highs that we've been seeing. However, we at Provident have outperformed the indexes over time and I expect we'll continue to do so.



  Our goal of achieving superior returns is built on our belief that over time stock prices rise because the earnings of the underlying companies are growing at a superior and sustainable rate. So, the first thing we're looking for is companies that have very high and sustainable earnings growth rates. If these earnings streams, in our opinion, are sustainable, then we can do a lot of fundamental research, buy the most attractive companies and hold on to them for a longer period of time. This is distinctly different from other growth styles, for instance, the momentum substyle, which is more short-term oriented. All- Star Growth Fund shareholders have not seen how long we've held certain stocks because we're relatively new to the Fund, but we have held some stocks for quite some time because they're still on that growth path. That's what we're really looking for.


  Additionally, we are trying to identify those companies with financial characteristics --such as profit margins and return on equity--that are very strong relative to market averages. That means there's a higher element of quality associated with the companies that we're investing in. So, when you get superior growth and superior quality, over longer periods of time you should also get superior returns.

LAMCO: You mentioned fundamental research. Do you do your own research in-house?


Miller: Yes, we have 14 analysts, all of whom are fundamentalists and generalists. We will leverage our own efforts with outside research from a wide range of sources, including national, regional and specialty firms. They tend to be a supplement to our own efforts. As testimony to the amount of fundamental research we put

                   LIBERTY ALL[star]STAR GROWTH FUND, INC.

[callout]
 ..............................................................................
"Our goal of achieving superior returns is built on our belief that over time stock prices rise because the earnings of the underlying companies are growing at a superior and sustainable rate."
 ..............................................................................


into the process, in 1995 we had 419 different management teams visit us in our offices and 328 analysts from various firms. That doesn't even count all those occasions when we went out and visited with managements at their site. In the first half of this year, we had 302 managements and 194 analysts in to visit with us.


  It's worth pointing out that we seek many of the same things in an investment that other growth stock investors seek. It's analogous to house-hunting. You're looking for a home and you know what you want: three bedrooms, two-car garage, etc. It's easy to find homes like that, but only after you've seen a number of homes with those characteristics are you able to determine the best buy among them.

LAMCO: How about the investment environment this year with regard to your style. How have you done?

Miller: We couldn't be happier with the way it's starting to play out. In the four years ending in 1995, we saw environments of continued economic growth, which certainly helped companies that have a greater economic orientation. Those companies tend to be a little more cyclical, so they don't fit the characteristics we're looking for, but they were showing strong earnings gains. Where we tend to really shine is in a slowing economic environment. Why? Those are the times when companies that have high and consistent rates of growth excel. Their sales and earnings can withstand slower economic periods. What we're seeing this year is a style rotation where the growth style has become the market leader.

  We like to look at top line sales growth as well as bottom line earnings. We did an analysis of the 20 largest capitalization stocks in the S&P 500 Index. On average, they had 9 percent sales growth and 11 percent earnings growth. Our portfolio is showing 30 percent top line sales growth and 30 percent bottom line earnings growth.

LAMCO: What types of stocks among your holdings seem to have benefited the most from these conditions?


Miller: We have done well in areas that are heavily weighted in the portfolio, including technology and technology services (software). That has been an area of strong performance for us, and there I'm talking about companies such as Oracle, Computer Associates and Microsoft. We're also overweighted in the financial services sector. Certainly, declining interest rates have helped, but we have always tried to identify companies that aren't interest rate sensitive because we can't control where interest rates are going. That would include credit card companies such MBNA and First USA. Consumer services and healthcare are also strong areas. A stock in the consumer services area would be British Sky Broadcasting, and in healthcare it would be Boston Scientific.


LAMCO: What's your outlook for a continuation of the current leadership by growth stocks?


Miller: We remain optimistic because of the underlying fundamentals of the companies in the portfolio. We've done some work internally in which we've looked at the relationship between inflation and price/earning ratios, and over time it has consistently been an inverse one. Higher inflation leads to lower price/ earnings ratios and vice versa. We've certainly seen lower rates of inflation in this environment, around the 3 percent



Continued on page 8

                   LIBERTY ALL[star]STAR GROWTH FUND, INC.


Continued from page 7



level, but I think the more compelling fact is that we've seen stable rates of inflation for the last 4-1/2 years. We haven't seen that kind of stability in inflation since the early 1960s. That was an environment where P/Es traded at above-average levels historically--and they just stayed there. We're not making a case that P/Es have to go higher, but we do believe, that if P/Es continue to go sideways, the only way you're going to get better returns is from better earnings growth. That causes us to be optimistic because we know we're getting earnings growth from our companies.


LAMCO: Earlier you mentioned some companies in the portfolio. Would you give us a little more detail on two or three recent acquisitions?


Miller: One is Safeway, the grocery chain. What's so exciting about the grocery business? We believe it's a consolidating industry in which Safeway is gaining market share. We also feel that Safeway has one of the best managements in the industry. They're very shareholder focused in terms of doing the things that are necessary to increase the profits of the company, which will increase the price of the stock. There's also an opportunity here for some margin expansion through better category management and private labeling. Margins are already about twice the industry average. Once again, if the economy slows down, we don't think it will effect their business.


  Another recent acquisition is AES Corp. AES is one of the largest independent power producers in the world; it currently owns or operates six electric generating facilities in the U.S. and five overseas. There's a huge move internationally toward privatization of power producing plants. We think that this may allow AES to triple its capacity over the next five years, enabling the company to deliver annual earnings growth in excess of 25 percent. Once again, there's a great management team and management owns about 40 percent of the stock. We like it when investors' interests are aligned with management's because we know that's where their incentive is.


  Another recent acquisition with a slightly different theme to it is SunGard Data Systems. SunGard is a computer services company providing investment support systems and disaster recovery systems. It's a beneficiary of the trend toward outsourcing computer services. We have some other stocks in the portfolio that are also beneficiaries of that trend. It's a real one and we think SunGuard is ideally situated to benefit from it. We see the company delivering about 12 percent internal growth annually, plus they've had a history of making smart acquisitions. There's also a very high recurring revenue stream for the company --about 85 percent of revenues are recurring in nature, and we like that, too.


LAMCO: You referred to longer-term holdings earlier. How about discussing a few of them.


Miller: One of our longer-term holdings is HFS, Inc., or Hospitality Franchise Systems. HFS is the largest hotel franchiser in the country, with names like Days Inn, Howard Johnson and Ramada. It continues to expand in other areas, for instance in car rental by acquiring Avis franchises, and they're in discussions with Alamo Rental Car. HFS takes these brand names


[callout]
 ..............................................................................
"Where we tend to really shine is in a slowing economic enivronment. Why?
Those are the times when companies that have high and consistent rates of growth excel."
 ..............................................................................

                   LIBERTY ALL[star]STAR GROWTH FUND, INC.


[callout]
 ..............................................................................
". . . we do believe that if price/earnings ratios continue to go sideways, the only way you're going to get better returns is from better earnings growth. That causes us to be optimistic because we know we're getting earnings growth from our companies."
 ..............................................................................



and cross-markets into other services, linking up, for instance, with programs with companies like Disney. It is also in the real estate business through Century 21 and Coldwell Banker franchise agreements. Recently, HFS announced the acquisition of RCI, the largest player in the time share industry. But HFS doesn't own the underlying assets, it just acquires rights to the name.



  We think that HFS management is top notch, led by Henry Silverman. A number of articles have been written recently about what he's doing with this company. He certainly has a track record of under promising and over delivering. The earnings growth is about 35 percent. HFS is very innovative in its franchising strategy, generating revenue streams from franchise royalties as well as securing preferred vendor arrangements without the ownership of the underlying assets, thereby reducing risk.



  A less complicated company and one that's known to everyone is Gillette. It possesses a highly visible earnings stream with very little economic sensitivity. So, we're not concerned if the economy slows insofar as this company is concerned. Gillette is also growing overseas, recently acquiring a Russian blade manufacturer in a market that is vastly underpenetrated. Even more recently, Gillette acquired Duracell. We think this will accelerate its earnings by a couple of percentage points. Here again, Gillette is in a very simple, basic and recurring business, regardless of what direction the economy goes.


LAMCO: How about your ability to find attractive stocks in today's market?

Miller: We're able to because these lower levels of inflation act like a discounting mechanism. The higher inflation is, the shorter the vision of investing. In other words, the orientation is to near-term earnings, but with inflation remaining low there's a willingness to look to the future and at what some of these companies are doing to position themselves for consistent, long-term earnings gains. We look at the market in terms of what we pay for a stock, measured by its P/E ratio relative to its earnings growth rate. Our portfolio is at about a 15 percent discount to its growth rate, whereas the S&P 500 Index is probably trading about an 80 percent premium to its growth rate.

LAMCO: Perhaps you could discuss your sell discipline and then give us a couple of examples of how it has played out.


Miller: For most managers, selling is the toughest thing because when you're buying a stock you do your fundamental



Continued on page 10


[callout]
 ..............................................................................
"We've certainly seen lower rates of inflation in this environment . . . but
I think the more compelling fact is that we've seen stable rates of inflation for the last 4-1/2 years."
 ..............................................................................

                   LIBERTY ALL[star]STAR GROWTH FUND, INC.


Continued from page 9



research, make your checks and then you either say I like the idea or I don't like the idea. And if you don't like the idea you go on to another one. The problem with selling is, that you've already said you like the idea and at some point you have to change your mind.


  In our research meetings, we have a list of factors that we look at to promote the questioning of everything we have on the buy list. We break down reasons to sell into two broad areas, quantitative and qualitative. In the quantitative area, what we're looking at are valuation measures, such as the P/E ratio relative to the company's growth rate. We set a price that targets the kind of return we should get out of this company. It's dynamic in that with each quarterly earnings report that a company delivers, we go out another quarter. But if the stock has had a rapid run-up and we think we've captured the essence of what we had hoped for, we'll sell it and go on to something else. Once a week we question the bottom 10 percent of all the stocks in our portfolio because no matter how well you're doing, the bottom 10 percent isn't helping you relative to the average. And every stock that has a decline of 15 percent or more from a recent high or purchase price is reviewed. On the qualitative side, we look at the fundamentals--the thesis of why we bought the stock. We're always interested in "bear stories," or anything of a negative nature about any of the stocks that we own.


  An example is Cabletron, a successful stock for us. It is in the networking business, which is a very exciting area. However, we sold the stock because it had hit a price target, and when that happens we ask our analysts to convince us why we should continue to hold the stock. That analysis resulted in a check and a feeling that there was increased competition from what was actually another portfolio holding of ours, Cisco Systems. That raised some questions in our mind about the company's ability to continue to deliver the kinds of earnings that Wall Street was used to seeing from this company. We sold it in May at around 79 and it subequently went down to 53, although it has rebounded somewhat.



  Another example is United Healthcare, also a long-term holdings of ours. United was acquiring a company called Metra Health and the integration of this new company seemed to be proving more difficult than United had expected. It was also getting into a more competitive pricing environment. We felt earnings would come under pressure and that caused us to sell. It's always a tough decision, especially for a long term holder, but you've got to do it.


LAMCO: How about the month of July? It was a difficult month for all investors, especially for those in the high tech area.


Miller: It was a tough month. However, it was a good but volatile quarter overall. I characterize the three months in the quarter this way: July was the month of fear . . . of the negative earnings report. Then, the market refocused on the fundamentals, making August the reality month. As more and more companies reported earnings, it wasn't as bad as people were fearing. Then, I would characterize the month of September as being one of hope . . . hope that this economy can slow without the Federal Reserve raising rates. This produced a rally and a very strong September. So, in one quarter you saw the whole history of the stock market: fear, reality and hope. [star]



[callout]
 ..............................................................................
" . . . selling is the toughest thing because when you're buying a stock . . . you either say I like the idea or I don't like the idea.
 . . . The problem with selling is that you've already said you like the idea and at some point you have to change your mind."
 ..............................................................................

                   LIBERTY ALL[star]STAR GROWTH FUND, INC.

Schedule of Investments as of September 30, 1996
(Unaudited)


                                  Shares  Market Value

Aerospace (2.2%)
Lockheed Martin Corp.             15,000   $ 1,351,875
McDonnell Douglas Corp.           30,000     1,575,000
                                          -------------
                                             2,926,875
                                          -------------
Auto, Tires & Accessories (2.0%)
AutoZone, Inc. (a)                16,000       464,000
Discount Auto Parts, Inc. (a)     24,000       612,000
LucasVarity Corp. (a)             42,000     1,653,750
                                             2,729,750
                                          -------------
Banks (6.1%)
Charter One Financial, Inc.       23,100       924,000
Citicorp                          20,000     1,812,500
Crestar Financial Corp.           12,000       708,000
First Financial Corp.              5,000       120,000
Mellon Bank Corp.                 22,000     1,303,500
Signet Banking Corp.              24,000       642,000
Standard Federal Bancorporation   13,800       631,350
Union Planters Corp.              22,500       798,750
Wells Fargo & Co.                  5,000     1,300,000
                                          -------------
                                             8,240,100
                                          -------------
Broadcasting & Cable (1.0%)
British Sky Broadcasting Group
  ADR                             19,000     1,045,000
Paxson Communications Corp. (a)   24,000       270,000
                                          -------------
                                             1,315,000
                                          -------------
Business Services (2.6%)
AccuStaff, Inc. (a)               18,000       465,750
Electronic Data Systems Corp.     12,000       736,500
First Data Corp.                  23,185     1,892,475
Interim Services, Inc. (a)        11,000       470,250
                                          -------------
                                             3,564,975
                                          -------------
Chemicals (3.4%)
Cytec Industries, Inc. (a)        14,500       563,688
Hanna (M.A.) Co.                  36,000       819,000
Hercules, Inc.                    25,000     1,368,750
Monsanto Co.                      50,000     1,825,000
                                          -------------
                                             4,576,438
                                          -------------
Computer & Business Equipment
  (12.5%)
Active Voice Corp. (a)            20,000       220,000
Adaptec, Inc. (a)                 16,000       960,000
Ceridian Corp. (a)                 9,000       450,000
Cisco Systems, Inc. (a)           22,000     1,365,375
Computer Associates
  International, Inc.             30,000     1,792,500
Computer Sciences Corp. (a)       10,000       768,750
Danka Business Systems ADR        10,000       397,500
Intel Corp.                       18,000     1,717,875
Komag, Inc. (a)                   18,372       393,372
Microchip Technology (a)           7,300       272,838
Microsoft Corp. (a)               20,000     2,637,500
Norand (a)                        22,400       408,800
Nu-Kote Holdings, Inc. (a)        42,000       456,750
Oracle Corp. (a)                  38,100     1,621,631
Quantum Corp. (a)                 36,000       632,250
SunGard Data Systems, Inc. (a)    31,200     1,404,000
The Peak Technologies Group (a)   15,000       326,250
Computer & Business Equipment
  (continued)
Zebra Technologies Corp., Class
  A (a)                           39,700   $ 1,017,311
                                          -------------
                                            16,842,702
                                          -------------
Construction (0.4%)
J. Ray McDermott, S.A. (a)        20,000       582,500
                                          -------------
Consumer Products (1.4%)
Department 56, Inc. (a)           22,000       547,250
Gucci Group NV ADR                10,000       725,000
Tommy Hilfiger Corp. (a)          10,000       592,500
                                          -------------
                                             1,864,750
                                          -------------
Cosmetics & Toiletries (0.8%)
Gillette Co.                      15,000     1,081,875
                                          -------------
Diversified (2.1%)
Ball Corp.                        16,000       392,000
General Electric Co.              12,000     1,092,000
Lydall, Inc. (a)                  23,000       560,624
Modine Manufacturing Co.          30,000       787,500
                                          -------------
                                             2,832,124
                                          -------------
Drugs & Health Care (13.1%)
Allergan, Inc.                    22,500       857,812
Amgen, Inc. (a)                   17,000     1,073,125
Bard (C.R.) Inc.                  18,000       560,250
Beverly Enterprises, Inc. (a)     50,000       543,750
Boston Scientific Corp. (a)       13,000       747,500
Cardinal Health, Inc.             10,000       826,250
Columbia/HCA Healthcare Corp.     11,000       625,625
Dentsply International, Inc.      13,000       578,500
Elan Corp. ADR (a)                16,000       478,000
Emeritus Corp. (a)                13,000       204,750
Fisher Scientific International   23,500       969,375
HEALTHSOUTH Corp. (a)             24,000       921,000
Horizon Healthcare (a)            40,000       480,000
Living Centers of America, Inc.
  (a)                             18,500       462,500
Medtronic, Inc.                   20,000     1,282,500
Merck & Co., Inc.                 18,000     1,266,750
Millipore Corp.                   13,500       533,250
Orthologic Corp. (a)              19,000       201,875
Oxford Health Plans, Inc. (a)     18,000       895,500
Pfizer, Inc.                      25,000     1,978,125
Research Medical, Inc. (a)        25,000       434,375
R.P. Scherer Corp. (a)            17,700       862,875
Sterling House Corp. (a)          12,000       196,500
Sun Healthcare Group, Inc. (a)    57,600       748,800
                                          -------------
                                            17,728,987
                                          -------------
Electrical Utilities (0.4%)
AES Corp. (a)                     12,000       472,500
                                          -------------
Electronics & Electrical
  Equipment (2.4%)
Analog Devices, Inc. (a)          15,000       406,875
Arrow Electronics, Inc. (a)       30,000     1,335,000
Hubbell, Inc., Class B            24,000       888,000
Tyco International Ltd.           15,000       646,875
                                          -------------
                                             3,276,750
                                          -------------

                   LIBERTY ALL[star]STAR GROWTH FUND, INC.

Common Stocks--continued

                                  Shares  Market Value
Financial Services (12.4%)
Advanta Corp., Class B            19,000  $    812,250
Capital One Financial Corp.       25,000       750,000
Cityscape Financial Corp. (a)     23,400       620,100
CMAC Investment Corp.              7,500       476,250
Countrywide Credit Industries,
  Inc.                            55,000     1,409,375
Credit Acceptance Corp. (a)       11,200       308,000
CUC International, Inc. (a)       14,000       558,250
Federal Home Loan Mortgage Corp.  24,000     2,349,000
Federal National Mortgage Assoc.  60,000     2,092,500
Finova Group, Inc.                12,000       720,000
First USA, Inc.                   14,000       775,250
MBNA Corp.                        42,000     1,459,500
Morgan Stanley Group, Inc.        27,000     1,343,250
Paychex, Inc.                     10,000       580,000
Southern Pacific Funding Corp.
  (a)                             17,000       429,250
Travelers Group, Inc.             30,000     1,473,750
United Companies Financial Corp.  15,500       513,438
                                          -------------
                                            16,670,163
                                          -------------
Food & Beverage (3.5%)
Canandaigua Wine Co., Class A
  (a)                             27,216       564,732
Dole Foods, Inc.                  30,000     1,260,000
Flowers Industries, Inc.          32,000       652,000
Hormel Foods Corp.                29,000       677,875
IBP, Inc.                         30,000       697,500
Performance Food Group Co. (a)    25,500       420,750
Robert Mondavi Corp. (a)          14,500       474,875
                                          -------------
                                             4,747,732
                                          -------------
Hotels & Leisure (1.4%)
HFS, Inc. (a)                     20,000     1,337,500
Mirage Resorts, Inc. (a)          24,000       615,000
                                          -------------
                                             1,952,500
                                          -------------
Industrial Equipment (0.8%)
Caterpillar, Inc.                 15,000     1,130,625
                                          -------------
Insurance (7.6%)
ACE, Ltd.                         30,000     1,586,250
AFLAC, Inc.                       40,000     1,420,000
American International Group,
  Inc.                            10,000     1,007,500
EXEL Limited                      40,000     1,390,000
MGIC Investment Corp.             13,000       875,875
NAC Re Corp.                      11,000       396,000
PMI Group, Inc.                   21,000     1,115,625
Progressive Corp.                 20,000     1,145,000
Transamerica Corp.                18,000     1,257,750
                                          -------------
                                            10,194,000
                                          -------------
Metals & Mining (0.8%)
Freeport-McMoRan Copper & Gold,
  Inc., Class A                   35,000     1,093,750
                                          -------------
Oil & Gas (3.8%)
Enron Corp.                       11,000  $    448,250
Murphy Oil Corp.                   9,000       434,250
Tejas Gas Corp. (a)               10,700       389,213
Tenneco, Inc.                     20,000     1,002,500
Tosco Corp.                        5,000       384,125
Triton Energy Corp. (a)           27,000     1,208,250
Union Texas Petroleum Holdings,
  Inc.                            36,000       778,500
Weatherford Enterra, Inc. (a)     17,538       480,103
                                          -------------
                                             5,125,191
                                          -------------
Paper (0.9%)
Champion International Corp.      25,000     1,146,875
                                          -------------
Pollution Control (0.5%)
Republic Industries, Inc. (a)     25,000       725,000
                                          -------------
Publishing (0.8%)
R.R. Donnelley & Sons Co.         35,000     1,128,750
                                          -------------
Retail Trade (3.2%)
May Department Stores Co.         25,000     1,215,625
Michaels Stores, Inc. (a)         42,000       616,875
Micro Warehouse, Inc. (a)         25,458       655,544
Safeway, Inc. (a)                 18,000       767,250
Staples, Inc. (a)                 30,000       665,625
Tuesday Morning Corp.             23,000       422,625
                                          -------------
                                             4,343,544
                                          -------------
Services (0.8%)
Service Corp. International       18,000       544,500
Unitog Co.                        18,000       544,500
                                          -------------
                                             1,089,000
                                          -------------
Telecommunication (5.6%)
Arch Communications Group, Inc.
  (a)                             33,000       451,688
Asia Satellite
  Telecommunications Holding Ltd.
  ADR (a)                         12,000       322,500
Colonial Data Technologies Corp.
  (a)                             26,000       295,750
Mobile Telecommunication
  Technologies Corp. (a)          60,000       945,000
Motorola, Inc.                    20,000     1,032,500
Nokia Corp. ADR                   25,000     1,106,250
Sprint Corp.                      30,000     1,166,250
Telefonakteibolaget LM Ericsson,
  Class B, ADR                    50,000     1,268,750
U.S. Order, Inc. (a)              24,500       290,938
WorldCom, Inc. (a)                24,000       513,000
                                          -------------
                                             7,392,626
                                          -------------
Transportation (2.2%)
American Freightways Corp. (a)    37,825       335,697
AMR Corp. (a)                     16,000     1,274,000
Hvide Marine, Inc. (a)            23,000       299,000
Tidewater, Inc.                   10,000       373,750
U.S. Freightways Corp.            35,000       717,500
                                          -------------
                                             2,999,947
                                          -------------
Total Common Stocks (Cost
  $109,587,306)                           $127,775,029
                                          -------------

                   LIBERTY ALL[star]STAR GROWTH FUND, INC.

                                  Interest   Maturity       Par          Market
Short-term Investment (5.5%)        Rate       Date        Value          Value
 -------------------------------  -------------------- -------------  --------------
Commercial Paper (0.7%)
American Express Credit Corp.       5.29%    11/12/96    $1,000,000    $1,000,000
                                                                      --------------


Repurchase Agreement (4.8%)
Bankers Trust Securities Corp. dated 09/30/96, 5.40% to be
repurchased at $6,441,287 on 10/01/96, collateralized by U.S.
Treasury notes with various maturities to 2019, with a current
market value of $6,597,263                                              6,440,000
                                                                    ---------------
Total Short-term Investments (Cost $7,440,000)                          7,440,000
                                                                    ---------------
Total Investments (100.2%) (Cost $117,027,306)(b)                     135,215,029
Other Assets and Liabilities, Net (-0.2%)                                (333,356)
                                                                    ---------------
Net Assets (100.0%)                                                  $134,881,673
                                                                    ===============
Net Asset Value Per Share (11,339,096 shares outstanding)                  $11.90
                                                                    ===============
Notes to Schedule of Investments:
(a) Non-income producing security.
(b)Gross unrealized appreciation and depreciation of investments at September 30, 1996 is as follows:
    Gross unrealized appreciation                                    $ 23,077,453
 Gross unrealized depreciation                                         (4,889,730)
                                                                    ---------------
 Net unrealized appreciation                                         $ 18,187,723
                                                                    ===============


Acronym               Name
 ADR      American Depository Receipt

                   LIBERTY ALL[star]STAR GROWTH FUND, INC.


Per Share
Changes in
Net Assets



                                                Nine months
                                                   ended                    Year ended December 31,
                                            September 30, 1996   -----------------------------------------------
                                                (Unaudited)       1995      1994      1993     1992      1991
 ---------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period            $10.55         $ 9.95    $10.54    $10.28   $10.40    $ 9.90
                                            -------------------  -------- --------  --------  -----------------
Net investment income                               0.01           0.31      0.23      0.18     0.29      0.44
Dividends declared                                  -             (0.76)    (0.58)    (0.48)   (0.44)    (0.65)
Net realized and unrealized gain (loss)
   on investments                                   1.34           1.05     (0.24)     0.56     0.03      0.71
                                            -------------------  -------- --------  --------  -----------------
Net asset value at the end of period              $11.90         $10.55    $ 9.95    $10.54   $10.28    $10.40
                                            ===================  ======== ========  ========  =================

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